Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes
(8) Income Taxes

A summary of income tax expense included in the Consolidated Statements of Income follows:

(dollars in thousands)	For the year ended December 31,
	2017	2016	2015
Current tax expense:
Federal	$26,510	$20,904	19,864
State	2,221	1,524	1,647
Total current tax expense	28,731	22,428	21,511
Enactment of Federal Tax Reform	5,054	-	-
Deferred tax (benefit) expense	(183)	3,261	3,011
Total income tax expense	$33,602	$25,689	24,522

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016, are as follows:

	December 31,
(dollars in thousands)	2017	2016
	Deductible temporary differences	Deductible temporary differences
Benefits and deferred remuneration	$(4,087)	$(5,474)
Difference in reporting the allowance for loan losses, net	12,002	18,117
Other income or expense not yet reported for tax purposes	(327)	129
Depreciable assets	(325)	(638)
Net deferred tax asset at end of year	7,263	12,134
Net deferred tax asset at beginning of year	12,134	15,395
Enactment of Federal Tax Reform	5,054	-
Deferred tax expense	$(183)	$3,261

Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not. Based primarily on the sufficiency of historical and expected future taxable income, management believes it is more likely than not that the remaining deferred tax asset of $7.3 million and $12.1 million at December 31, 2017 and 2016, respectively, will be realized.

In addition to the deferred tax items described in the preceding table, the Company has deferred tax assets of $2.3 million and $4.4 million at December 31, 2017 and 2016, respectively, relating to the net unrealized losses on securities available for sale and deferred tax (liabilities) assets of ($1.2) million and ($339) thousand at December 31, 2017 and 2016, respectively, as a result of changes in the unrecognized overfunded position in the Company’s pension and postretirement benefit plans recorded, net of tax, as an adjustment to accumulated other comprehensive loss.

The effective tax rates differ from the statutory federal income tax rate. The reasons for these differences are as follows:

	For the years ended December 31,
	2017	2016	2015
Statutory federal income tax rate	35.0%	35.0%	35.0
Increase/(decrease) in taxes resulting from:
Tax exempt income	(0.1)	(0.1)	(0.1)
State income tax (including alternative minimum tax), net of federal tax benefit	1.6	1.8	1.8
Enactment of Tax Reform	6.6
Other items	0.7	0.9	-
Effective income tax rate	43.8%	37.6	36.7

On a periodic basis, the Company evaluates its income tax positions based on tax laws and regulations and financial reporting considerations, and records adjustments as appropriate. This evaluation takes into consideration the status of taxing authorities’ current examinations of the Company’s tax returns, recent positions taken by the taxing authorities on similar transactions, if any, and the overall tax environment in relation to uncertain tax positions.

The Company does not anticipate a material charge to the amount of unrecognized tax benefits in the next twelve months.

The Company recognizes interest and/or penalties related to income tax matters in noninterest expense. For the years 2017, 2016, and 2015, these amounts were not material. The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction as well as in various states. In the normal course of business, the Company is subject to U.S. federal, state, and local income tax examinations by tax authorities.  The Company's federal and state income tax returns for the years 2014 through 2017 remain open to examination.

On December 22, 2017 H.R.1, commonly known as the Tax Cuts and Jobs Act (the “Act”), was signed into law. The Act includes many provisions that will affect our income tax expense, including reducing our federal tax rate from 35% to 21%, effective January 1, 2018. As a result of this rate reduction, we are required to re-measure, through income tax expense in the period of enactment, our deferred tax assets and liabilities using the enacted rate at which we expect them to be recovered or settled. The re-measurement of our net deferred tax asset resulted in additional 2017 income tax expense of $5.1 million.

Also on December 22, 2017, the U.S. Securities and Exchange Commission (“SEC”) released Staff Accounting Bulletin No. 118 (“SAB 118”) to address any uncertainty or diversity of views in practice in accounting for the income tax effect of the Act in situations where a registrant does not have the necessary information available, prepared, or analyzed in reasonable detail to complete this accounting in the reporting period that includes the enactment date. SAB 118 allows for a measurement period, not to extend beyond one year of the Act’s enactment date, to complete the necessary accounting.

The Company recorded provisional amounts of deferred income taxes using reasonable estimates in two areas where the information necessary to determine the final deferred tax asset or liability was either not available, not prepared, or, not sufficiently analyzed as of the report filing date: 1) The Company’s deferred tax liability for temporary differences between the tax and financial reporting bases of fixed assets is awaiting completion and implementation of software updates to process the calculations associated with the Act’s provisions allowing for 100% bonus depreciation on fixed assets placed in service after September 27, 2017. 2) Our deferred tax asset for temporary difference associated with accrued compensation is awaiting final determinations of amounts that will be paid on or before March 15, 2018 and deducted on the 2017 income tax returns.

In a third area, The Company made no adjustments to deferred tax assets representing future deductions for accrued compensation that may be subject to new limitations under Internal Revenue Code Section 162(m) which, generally, limits, the annual deduction for certain compensation paid to certain employees to $1 million. As of the report filing date, there is uncertainty regarding how the newly-enacted rules in this area apply to existing contracts. Consequently, The Company is seeking further clarification of these matters before completing the analysis.

The Company will complete and record the income tax effects of these provisional items during the period necessary information becomes available. This measurement period will not extend beyond December 22, 2018.